SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 24, 2001

                                SurgiLight, Inc.
                                ----------------
             (Exact Name of Registrant as specified in its charter)

       Delaware                    000-24897                    35-1990562
------------------------     ---------------------      ------------------------
(State of Incorporation)     (Commission file No.)      (IRS Employer ID Number)

               12001 Science Drive, Suite 140., Orlando, FL 32826
                         (Address of Principal Offices)

                  Registrant's telephone number: (407) 482-4555

Item 5.  Other Events

         On January 12, 2001, SurgiLight, Inc. (the "Company") entered into an agreement with St. Annes Investments, Ltd. (the "Purchaser") providing for a $30,000,000 standby equity financing (the "Purchase Agreement"). Pursuant to the terms of the Purchase Agreement, upon each draw by the Company, the Company will sell, and the Purchaser will purchase, shares of common stock in the amount and at the purchase price based on a formula set forth in the Purchase Agreement (the "Draw Shares"). As partial consideration for the financing, the Company also issued to the Purchaser warrants to purchase up to 100,000 shares of the Company's common stock at an exercise price of $3.34 per share subject to adjustment as provided in the warrant (the "Warrant Shares"). The Company agreed to register the Draw Shares and the Warrant Shares. Commencing on the effective date of the registration statement, and continuing for a period of 18 months thereafter, the Company may begin making draws. A copy of the Purchase Agreement (including exhibits) is attached hereto as Exhibit 10.1.

         On January 12, 2001, the Company also granted to certain designees of GKN Securities Corp., the placement agent for the Purchaser financing ("GKN"), warrants to purchase, in aggregate, up to 100,000 shares of common stock at an exercise price of $3.34 per share, subject to adjustment as provided in the warrants. The Company also paid to GKN a cash commission equal to 5% of the draw down amount from the Purchaser financing. A sample copy of the GKN warrant is attached hereto as Exhibit 10.2.

Item 7.  Financial Statements and Exhibits.

         (c) Schedule of Exhibits. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

             Exhibit 10.1. Common Stock Purchase Agreement by and between the Company and the Purchaser dated January 10, 2001 and executed January 12, 2001, including exhibits attached thereto.

             Exhibit 10.2. Sample warrant issued to GKN (or its designees) on January 12, 2001.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SurgiLight, Inc.

Date: January 25, 2001

                                        By: /s/ J.T. Lin
                                           -------------------------------------
                                            J.T. Lin, President and CEO and
                                            Chairman of the Board of Directors

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                                  EXHIBIT INDEX

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     EXHIBIT                        DESCRIPTION
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      10.1         Common Stock Purchase Agreement by and between the Company and the Purchaser dated January 10, 2001 and executed January 12, 2001, including exhibits attached thereto.

      10.2.        Sample warrant issued to GKN (or its designees) on January
                   12, 2001.
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